Earnings Per Common Share (Tables)	6 Months Ended
Jun. 30, 2025
Earnings Per Common Share [Abstract]
Basic and Diluted Earnings per Common Share
Diluted earnings per common share, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional shares that would then share in the Company’s net income. The computation of diluted earnings per share reflects the potential dilution from conversion of outstanding Series A Preferred Shares (Note 7) calculated with the “if converted” method by using the average closing market price over the reporting period from April 14, 2025 to June 30, 2025. The components of the calculation of basic and diluted earnings per common share in each of the periods comprising the accompanying unaudited interim condensed consolidated statements of comprehensive income are as follows:

	Six months ended June 30,	Six months ended June 30,
	2024	2025
Net income and comprehensive income	$1,362,240	$433,783
Dividend on Series A Preferred Shares	—	(106,944)
Net income attributable to common shareholders, basic	$1,362,240	$326,839
Dividend on Series A Preferred Shares	—	106,944
Net income attributable to common shareholders, diluted	$1,362,240	$433,783

Weighted average number of common shares outstanding, basic	2,386,731	2,603,322
Effect of dilutive shares	13,636,654	13,636,654
Weighted average number of common shares outstanding, diluted	16,023,385	16,239,976
Earnings per common share, basic	$0.57	$0.13
Earnings per common share, diluted	$0.09	$0.03